SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17293 (Commission File Number)	22-2795073 (I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of principal executive offices)	75234 (Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 9. Regulation FD Disclosure.

     The following information is being furnished pursuant to “Item 9. Regulation FD Disclosure.”

     On August 9, 2004, Collegiate Pacific issued a press release announcing that the company is scheduled to make a presentation at the upcoming Roth Capital Growth Company Conference on September 13-15, 2004. A copy of the press release is attached as Exhibit 99.1. A copy of the company’s investor presentation materials for that conference will be attached as an exhibit to a report on Form 8-K to be furnished by the company prior to the conference and Collegiate Pacific will send the presentation materials to any investor that requests a copy, free of charge, by following the instructions to be included in the report on Form 8-K furnishing the presentation materials. The information in this Item 9 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 12. Disclosure of Results of Operations and Financial Condition.

     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

     On August 13, 2004, Collegiate Pacific issued a press release regarding its anticipated financial results for the fiscal year and fiscal fourth quarter ended June 30, 2004, and certain other information. A copy of the press release is attached as Exhibit 99.2. The information in this Item 12 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release of Collegiate Pacific Inc., dated August 9, 2004.
99.2*	Press Release of Collegiate Pacific Inc., dated August 13, 2004.

*	Furnished and not filed.